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                                                                    Exhibit 23.1


[KPMG LOGO]


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Taylor Capital Group, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


Chicago, Illinois
September 27, 2002                                /s/ KPMG LLP